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                                                                   EXHIBIT 10.27
                            FIRST AMENDMENT TO LEASE
                             DATED: NOVEMBER 8, 2001

N2H2, INC., a Washington corporation (as "Sublessor"), and WIDEVINE TECHNOLOGIES, INC., a Delaware corporation (as "Sublessee"), being parties to that certain "Sublease" dated October 22, 2001, for Premises located on the 34th floor in Union Bank of California Center.

        NOW, THEREFORE, for the parties hereto agree as follow:

1. EFFECTIVE DATE. The effective date of this First Amendment shall be November 1, 2001 (the "Effective Date").

2. PREMISES. Effective on the Effective Date, the Premises shall be an agreed area of 7,530 rsf.

3. CONTINUATION. Except as modified by this First Amendment, the Sublease shall continue in full force and effect as written.

IN WITNESS WHEREOF, the parties have executed this First Amendment as of the day and year first above written.

SUBLESSOR: N2H2, Inc.                       SUBLESSEE: WIDEVINE TECHNOLOGIES

By      /s/ J. Paul Quinn                   By     /s/ John A. Beyer
  ---------------------------------           -----------------------------

Title   CFO                                 Title  Chairman & CEO
     ------------------------------              --------------------------

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